As filed with the Securities and Exchange Commission on September 4, 2025

Registration No. 333-287965

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-3

(Amendment No. 1)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in

its charter)

Nevada	26-1434750
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

26 Main Street, Suite 101

Chatham, New Jersey 07928

(862) 904-8182

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Seth Lederman

Chief Executive Officer

Tonix Pharmaceuticals Holding Corp.

26 Main Street, Suite 101

Chatham, New Jersey 07928

(862) 904-8182

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Michael J. Lerner, Esq.

Steven M. Skolnick, Esq.

Lowenstein Sandler LLP

One Lowenstein Drive

Roseland, New Jersey 07068

(973) 597-6394

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Tonix Pharmaceuticals Holding Corp. (the “Company”) is filing this Amendment No. 1 (this “Amendment”) to its Registration Statement on Form S-3 (File No. 333-287965) (the “Registration Statement”) as an exhibits only filing to re-file Exhibit 23.1 previously filed with the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, the exhibits index and the re-filed Exhibit 23.1. This Amendment does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, a preliminary prospectus has been omitted.

ITEM 16. EXHIBITS

1.01	Form of Underwriting Agreement*

3.01	Articles of Incorporation, filed as an exhibit to the Registration Statement on Form S-1, filed with the Commission on April 9, 2008, and incorporated herein by reference.

3.02	Articles of Merger between Tamandare Explorations Inc. and Tonix Pharmaceuticals Holding Corp., effective October 11, 2011, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on October 17, 2011, and incorporated herein by reference.

3.03	Third Amended and Restated Bylaws, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on June 3, 2016 and incorporated herein by reference.

3.04	Certificate of Change of Tonix Pharmaceuticals Holding Corp., dated March 13, 2017 and effective March 17, 2017, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on March 16, 2017, and incorporated herein by reference.

3.05	Certificate of Amendment to Articles of Incorporation, effective June 16, 2017, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on June 16, 2017, and incorporated herein by reference.

3.06	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective May 3, 2019, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on May 8, 2019, and incorporated herein by reference.

3.07	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective October 31, 2019, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on May 8, 2019, and incorporated herein by reference.

3.08	Certificate of Change of Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective November 1, 2019, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on October 31, 2019, and incorporated herein by reference.

3.09	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective January 16, 2020, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on January 16, 2020, and incorporated herein by reference.

3.10	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective August 31, 2020, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on August 31, 2020, and incorporated herein by reference.

3.11	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective March 26, 2021, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on March 26, 2021, and incorporated herein by reference.

3.12	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective February 10, 2022, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on February 10, 2022, and incorporated herein by reference.

3.13	Certificate of Change of Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on May 16, 2022, and incorporated herein by reference.

3.14	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective August 5, 2022, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on August 5, 2022, and incorporated herein by reference.

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3.15	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective December 13, 2022, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on December 13, 2022, and incorporated herein by reference.

3.16	Certificate of Change of Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective May 10, 2023, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on May 9, 2023, and incorporated herein by reference.

3.17	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, effective January 25, 2024, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on January 25, 2024, and incorporated herein by reference.

4.01	Specimen Common Stock Certificate of the Registrant, filed as an exhibit to the Current Report on Form 8-K, filed with the Commission on May 24, 2018, and incorporated herein by reference.

4.02	Specimen Preferred Stock Certificate*

4.03	Form of Warrant Agreement, including form of Warrant*

4.04	Form of Senior Debt Indenture***

4.05	Form of Subordinated Debt Indenture***

4.06	Form of Senior Note (included in Exhibit 4.04)

4.07	Form of Subordinated Note (included in Exhibit 4.05)

4.08	Form of Unit Agreement*

4.09	Form of Subscription Agreement*

5.01	Opinion of Brownstein Hyatt Farber Schreck, LLP***

5.02	Opinion of Lowenstein Sandler, LLP***

23.01	Consent of EisnerAmper LLP†

23.02	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.01)***

23.03	Consent of Lowenstein Sandler, LLP (included in Exhibit 5.02)***

23.04	Power of Attorney (contained on the signature pages to the registration statement)***

25.1	Statement of Eligibility on Form T-1 of the Trustee for the Senior Debt Indenture**

25.2	Statement of Eligibility on Form T-1 of the Trustee for the Subordinated Debt Indenture**

107	Calculation of Filing Fee Table***

*	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated herein by reference, if applicable.

**	To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.
***	Previously filed.

†	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing of the Registration Statement on Form S-3 and has duly caused this Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Chatham, New Jersey, on the 4th day of September, 2025.

TONIX PHARMACEUTICALS HOLDING CORP.

By:	/s/ SETH LEDERMAN
Seth Lederman
Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

Signature	Title	Date

/s/ SETH LEDERMAN	Chief Executive Officer (Principal Executive Officer) and Director	September 4, 2025
Seth Lederman

*	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 4, 2025
Bradley Saenger

*	Director	September 4, 2025
Richard Bagger

*	Director	September 4, 2025
Margaret Smith Bell

*	Director	September 4, 2025
David Grange

*	Director	September 4, 2025
Adeoye Olukotun

*	Director	September 4, 2025
Newcomb Stillwell

*	Director	September 4, 2025
Carolyn E. Taylor

*	Director	September 4, 2025
James Treco

/s/ JAMES HUNTER	Director	September 4, 2025
James Hunter

*By:

/s/ SETH LEDERMAN
Seth Lederman, Attorney-in-Fact

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